Environmental Liabilities and Asset Retirement Obligations Environmental Liabilities and Asset Retirement Obligations (Notes)	12 Months Ended
Dec. 31, 2014
Environmental Liabilities And Asset Retirement Obligation Disclosure [Abstract]
ENVIRONMENTAL LIABILITIES AND ASSET RETIREMENT OBLIGATIONS
ENVIRONMENTAL LIABILITIES AND ASSET RETIREMENT OBLIGATIONS

Environmental Liabilities

We are incurring and expect to continue to incur expenses for environmental remediation liabilities at a number of currently and previously owned or operated refining, pipeline, terminal and retail station properties. We have accrued liabilities for these expenses and believe these accruals are adequate based on current information and projections that can be reasonably estimated. Additionally, we have recognized environmental remediation liabilities assumed in past acquisitions from the prior owners that include amounts estimated for site cleanup and monitoring activities arising from operations at refineries, certain terminals and pipelines, and retail stations prior to the dates of our acquisitions. Our environmental accruals are based on estimates including engineering assessments, and it is possible that our projections will change and that additional costs will be recorded as more information becomes available. Changes in our environmental liabilities for the years ended December 31, 2014 and 2013, were as follows (in millions):

	2014	2013
Balance at beginning of year (a)	$262	$85
Additions, net	59	50
Liabilities assumed in the Los Angeles Acquisition	12	170
Expenditures	(59)	(43)
Balance at end of year (a)	$274	$262
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(a)	Includes $32 million and $24 million of TLLP environmental liabilities at December 31, 2014 and 2013, respectively.

Our environmental liabilities include $216 million as of both December 31, 2014 and 2013 related to amounts estimated for site cleanup activities arising from operations at our Martinez refinery and operations of assets acquired in the Los Angeles Acquisition prior to their respective acquisition dates. Of the $216 million accrued at December 31, 2014, approximately $56 million is subject to a cost-share agreement for the Martinez refinery where we are responsible for 75% of the expenditures. We cannot reasonably determine the full extent of remedial activities that may be required at the Martinez refinery and for assets acquired in the Los Angeles Acquisition, and it is possible that we will identify additional investigation and remediation costs for site cleanup activities as more information becomes available. Our estimates for site cleanup activities reflect amounts for which we are responsible under applicable cost-sharing arrangements. We also have insurance policies related to certain matters at our Martinez refinery that provide coverage up to $190 million for expenditures in excess of $50 million in self-insurance. We have not recognized possible insurance recoveries and the insurer has challenged coverage and filed a declaratory relief action in federal court.

Asset Retirement Obligations

We have recorded AROs for requirements imposed by certain regulations pertaining to hazardous materials disposal and other cleanup obligations. Our AROs primarily include regulatory or contractual obligations for the expected demolition or removal of assets and related hazardous materials, if applicable, of equipment, piping or the removal of underground storage tanks. For more information on these AROs see Note 4 and Note 12. Changes in AROs for the years ended December 31, 2014 and 2013, were as follows (in millions):

	2014	2013
Balance at beginning of year (current and noncurrent)	$29	$25
Additions to accrual	11	5
Accretion expense	1	1
Settlements	(2)	(2)
Changes in timing and amount of estimated cash flows	(8)	—
Obligations assumed in Rockies Natural Gas Business (b)	30	—
Balance at end of year	$61	$29
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(b)	ARO obligations assumed are preliminary and subject to finalization of the appraisal and full evaluation of the obligations.